Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Spin-Off of Adient

On October 31, 2016 (the “Distribution Date”), Johnson Controls International plc (the “Company” or “Johnson Controls”) completed the spin-off of its automotive seating and interiors business, Adient plc (“Adient”), to its shareholders (the “Spin-Off”). On October 31, 2016, each of the Company’s shareholders of record as of the close of business on October 19, 2016 (the “Record Date”), received one ordinary share of Adient for every ten ordinary shares of Johnson Controls held at the close of business on the Record Date. Johnson Controls shareholders will receive cash in lieu of fractional shares of Adient (if any). Adient is now an independent public company trading under the symbol “ADNT” on the New York Stock Exchange.

After the Distribution Date, the Company does not beneficially own any ordinary shares of Adient and will no longer consolidate Adient within its financial results. Beginning in the first quarter of fiscal 2017, Adient’s historical financial results for periods prior to the Distribution Date will be reflected in the Company’s consolidated financial statements as a discontinued operation (the “Adient Discontinued Operations”).

Unaudited Pro Forma Consolidated Financial Information

The following unaudited pro forma consolidated financial statements as of June 30, 2016, and for the nine months ended June 30, 2016 and for each of the years ended September 30, 2015, 2014 and 2013, reflect adjustments to the Company’s historical financial results related to the:

•                  Spin-Off and related events. The unaudited pro forma consolidated statements of income for the nine months ended June 30, 2016 and the year ended September 30, 2015 give effect to the Spin-Off and related events as if they occurred at the beginning of this period on October 1, 2014. The unaudited pro forma consolidated statement of financial position gives effect to the Spin-Off and related events as if they occurred as of June 30, 2016, the Company’s latest balance sheet date.

•                  Adient Discontinued Operation. The unaudited pro forma consolidated statements of income reflect the removal of the Adient Discontinued Operation historical results in all periods presented.

The unaudited pro forma consolidated statements of income (i) are presented based on information currently available, (ii) are intended for informational purposes only, (iii) are not necessarily indicative of and do not purport to represent what the Company’s operating results would have been had the Spin-Off and related events occurred as described or what the Company’s future operating results will be after giving effect to these events, and (iv) do not reflect all actions that may be undertaken by the Company after the Spin-Off and disposition of Adient.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read together with:

•                  Historical financial statements of Johnson Controls as of and for the year ended September 30, 2015 and the related notes included in Johnson Controls’ Annual Report on Form 10-K for the year ended September 30, 2015 that Johnson Controls filed with the Securities and Exchange Commission (“SEC”) on November 18, 2015, portions of which (including Part I, Item 1. Business, and the following items from Part II of the Annual Report: Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data) were recast in Johnson Controls’ Current Report on Form 8-K filed with the SEC on March 3, 2016;

•                  Separate historical financial statements of Johnson Controls as of and for the nine months ended June 30, 2016 and the related notes included in Johnson Controls’ Quarterly Report on Form 10-Q for the period ended June 30, 2016 that Johnson Controls filed with the SEC on July 29, 2016; and

•                  Adient’s audited annual and unaudited interim combined financial statements and accompanying notes and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in Adient’s Registration Statement on Form 10 filed with the SEC on April 27, 2016 and most recently amended on September 20, 2016.

In the enclosed unaudited pro forma consolidated statements of income and unaudited pro forma consolidated statement of financial positon, the amounts reflected in the columns presented are described below:

Historical Johnson Controls

This column reflects Johnson Controls’ historical financial statements for the periods presented and does not reflect any adjustments related to the Spin-Off and related events.

The historical Johnson Controls consolidated statement of financial position as of June 30, 2016 and the consolidated statement of income for the nine months ended June 30, 2016 were derived from the Company’s unaudited interim consolidated financial statements included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016. The historical Johnson Controls consolidated statements of income for each of the years ended September 30, 2015, 2014 and 2013, were derived from the Company’s audited consolidated financial statements included in its Annual Report on Form 10-K (portions of which were recast in Johnson Controls’ Current Report on Form 8-K filed with the SEC on March 3, 2016 as previously noted) for the year ended September 30, 2015.

Adient Discontinued Operations

The unaudited pro forma financial information related to the Adient Discontinued Operations has been prepared in accordance with the discontinued operations guidance in Accounting Standards Codification 205, “Financial Statement Presentation” and therefore does not reflect what Johnson Controls’ or Adient’s results of operations would have been on a stand-alone basis and are not necessarily indicative of Johnson Controls’ or Adient’s future results of operations. As such, the unaudited pro forma combined financial statements of income do not allocate any general corporate overhead expenses of Johnson Controls to Adient.

The information in the Adient Discontinued Operations column in the unaudited pro forma consolidated statements of income was prepared based on the Johnson Controls’ interim unaudited and annual audited financial statements and only include costs that are directly attributable to the operating results of Adient.

Pro Forma Adjustments

The unaudited pro forma consolidated financial statements as of and for the nine months ended June 30, 2016 and the year ended September 30, 2015 include the following additional pro forma adjustments which are further described in the accompanying notes:

•                  Adjustment to remove non-recurring Spin-Off separation costs incurred to date from the unaudited pro forma consolidated statements of income.

•                  Recognition of the recapitalization of equity to reflect the distribution of the Adient net assets, including a $3,000 million dividend from Adient to Johnson Controls.

JOHNSON CONTROLS INTERNATIONAL PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

NINE MONTHS ENDED JUNE 30, 2016

(in millions, except share data)

	Historical Johnson Controls	Adient Discontinued Operations	Pro Forma Adjustments		Pro Forma Johnson Controls Continuing Operations
Net sales
Products and systems	$24,772	$(12,893)	$—		$11,879
Services	2,704	—	—		2,704
	27,476	(12,893)	—		14,583
Cost of sales
Products and systems	20,369	(11,610)	—		8,759
Services	1,858	—	—		1,858
	22,227	(11,610)	—		10,617

Gross profit	5,249	(1,283)	—		3,966

Selling, general and administrative expenses	(3,411)	770	46	(a)	(2,595)
Restructuring and impairment costs	(331)	244	—		(87)
Net financing charges	(211)	9	—		(202)
Equity income	387	(260)	—		127

Income from continuing operations before income taxes	1,683	(520)	46		1,209

Income tax provision	1,203	(1,054)	2	(b)	151

Net income from continuing operations	480	534	44		1,058

Income from continuing operations attributable to noncontrolling interests	177	(61)	—		116

Net income from continuing operations attributable to Johnson Controls	$303	$595	$44		$942

Basic earnings per share attributable to Johnson Controls from continuing operations	$0.47				$1.46

Diluted earnings per share attributable to Johnson Controls from continuing operations	$0.47				$1.45

Weighted average number of shares outstanding:
Basic	647.0				647.0
Diluted	651.5				651.5

JOHNSON CONTROLS INTERNATIONAL PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FISCAL YEAR ENDED SEPTEMBER 30, 2015

(in millions, except share data)

	Historical Johnson Controls	Adient Discontinued Operations	Pro Forma Adjustments		Pro Forma Johnson Controls Continuing Operations
Net sales
Products and systems	$33,513	$(20,079)	$—		$13,434
Services	3,666	—	—		3,666
	37,179	(20,079)	—		17,100
Cost of sales
Products and systems	28,214	(18,163)	—		10,051
Services	2,518	—	—		2,518
	30,732	(18,163)	—		12,569

Gross profit	6,447	(1,916)	—		4,531

Selling, general and administrative expenses	(3,986)	795	2	(a)	(3,189)
Restructuring and impairment costs	(397)	182	—		(215)
Net financing charges	(288)	14	—		(274)
Equity income	375	(295)	—		80

Income from continuing operations before income taxes	2,151	(1,220)	2		933

Income tax provision	600	(529)	—		71

Net income from continuing operations	1,551	(691)	2		862

Income from continuing operations attributable to noncontrolling interests	112	(66)	—		46

Net income from continuing operations attributable to Johnson Controls	$1,439	$(625)	$2		$816

Basic earnings per share attributable to Johnson Controls from continuing operations	$2.20				$1.25

Diluted earnings per share attributable to Johnson Controls from continuing operations	$2.18				$1.23

Weighted average number of shares outstanding:
Basic	655.2				655.2
Diluted	661.5				661.5

JOHNSON CONTROLS INTERNATIONAL PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FISCAL YEAR ENDED SEPTEMBER 30, 2014

(in millions, except share data)

	Historical Johnson Controls	Adient Discontinued Operations	Pro Forma Johnson Controls Continuing Operations
Net sales
Products and systems	$34,978	$(22,032)	$12,946
Services	3,771	—	3,771
	38,749	(22,032)	16,717
Cost of sales
Products and systems	29,910	(20,039)	9,871
Services	2,534	—	2,534
	32,444	(20,039)	12,405

Gross profit	6,305	(1,993)	4,312

Selling, general and administrative expenses	(4,216)	1,222	(2,994)
Restructuring and impairment costs	(324)	159	(165)
Net financing charges	(244)	18	(226)
Equity income	395	(285)	110

Income from continuing operations before income taxes	1,916	(879)	1,037

Income tax provision	407	(314)	93

Net income from continuing operations	1,509	(565)	944

Income from continuing operations attributable to noncontrolling interests	105	(67)	38

Net income from continuing operations attributable to Johnson Controls	$1,404	$(498)	$906

Basic earnings per share attributable to Johnson Controls from continuing operations	$2.11		$1.36

Diluted earnings per share attributable to Johnson Controls from continuing operations	$2.08		$1.34

Weighted average number of shares outstanding:
Basic	666.9		666.9
Diluted	674.8		674.8

JOHNSON CONTROLS INTERNATIONAL PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FISCAL YEAR ENDED SEPTEMBER 30, 2013

(in millions, except share data)

	Historical Johnson Controls	Adient Discontinued Operations	Pro Forma Johnson Controls Continuing Operations
Net sales
Products and systems	$33,092	$(20,461)	$12,631
Services	4,053	—	4,053
	37,145	(20,461)	16,684
Cost of sales
Products and systems	28,189	(18,833)	9,356
Services	2,810	—	2,810
	30,999	(18,833)	12,166

Gross profit	6,146	(1,628)	4,518

Selling, general and administrative expenses	(3,627)	1,097	(2,530)
Restructuring and impairment costs	(903)	712	(191)
Net financing charges	(247)	12	(235)
Equity income	399	(303)	96

Income from continuing operations before income taxes	1,768	(110)	1,658

Income tax provision	674	(206)	468

Net income from continuing operations	1,094	96	1,190

Income from continuing operations attributable to noncontrolling interests	102	(58)	44

Net income from continuing operations attributable to Johnson Controls	$992	$154	$1,146

Basic earnings per share attributable to Johnson Controls from continuing operations	$1.45		$1.68

Diluted earnings per share attributable to Johnson Controls from continuing operations	$1.44		$1.66

Weighted average number of shares outstanding:
Basic	683.7		683.7
Diluted	689.2		689.2

JOHNSON CONTROLS INTERNATIONAL PLC

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL POSITION

AS OF JUNE 30, 2016

(in millions)

	Historical Johnson Controls	Adient Discontinued Operations	Pro Forma Adjustments		Pro Forma Johnson Controls Continuing Operations
Assets

Cash and cash equivalents	$467	$(120)	$2,827	(a), (c)	$3,174
Accounts receivable - net	6,170	(2,132)	—		4,038
Inventories	2,972	(704)	—		2,268
Assets held for sale	17	—	—		17
Other current assets	2,221	(778)	—		1,443
Current assets	11,847	(3,734)	2,827		10,940

Property, plant and equipment - net	6,374	(2,124)	—		4,250
Goodwill	7,093	(2,374)	—		4,719
Other intangible assets - net	1,568	(117)	—		1,451
Investments in partially-owned affiliates	2,665	(1,694)	—		971
Other noncurrent assets	2,332	(407)	—		1,925
Total assets	$31,879	$(10,450)	$2,827		$24,256

Liabilities and Equity

Short-term debt	$2,189	$(522)	$—		$1,667
Current portion of long-term debt	670	(71)	—		599
Accounts payable	5,455	(2,502)	—		2,953
Accrued compensation and benefits	1,093	(409)	—		684
Other current liabilities	3,479	(962)	—		2,517
Current liabilities	12,886	(4,466)	—		8,420

Long-term debt	5,139	(276)	—		4,863
Pension and postretirement benefits	727	(88)	—		639
Other noncurrent liabilities	2,353	(360)	—		1,993
Long-term liabilities	8,219	(724)	—		7,495

Redeemable noncontrolling interests	251	(49)	—		202

Common stock	718	—	—		718
Capital in excess of par value	3,119	—	—		3,119
Retained earnings	10,575	(5,666)	2,827	(a), (c)	7,736
Treasury stock, at cost	(3,639)	—	—		(3,639)
Accumulated other comprehensive loss	(1,174)	586	—		(588)
Shareholders’ equity attributable to Johnson Controls	9,599	(5,080)	2,827		7,346
Noncontrolling interests	924	(131)	—		793
Total equity	10,523	(5,211)	2,827		8,139
Total liabilities and equity	$31,879	$(10,450)	$2,827		$24,256

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements as of June 30, 2016 and for the nine months ended June 30, 2016 and the latest fiscal year ended September 30, 2015 include the following Spin-Off-related adjustments:

(a)               Removal of $46 million of Adient separation costs in the nine months ended June 30, 2016 and $2 million of Adient separation costs in the year ended September 30, 2015. These costs directly relate to the Spin-Off of Adient and will not recur and as such, have been removed from the unaudited pro forma consolidated statements of income. On the unaudited pro forma consolidated statement of financial position, we have reflected a pro forma accrual of approximately $173 million of estimated Adient separation costs that the Company expects to incur subsequent to June 30, 2016 to complete the Spin-Off.

(b)               The tax effects of pro forma adjustment (a) reflect the tax benefit recorded at the time the costs were incurred.

(c)                In connection with the Adient Spin-off, Adient has obtained $3,500 million in debt financing. Approximately $500 million of the proceeds of such financing remain with Adient following the Spin-Off, with approximately $3,000 million distributed to the Company prior to the completion of the Spin-Off.